                                  Exhibit 99.3

 Series 2001-2 Monthly Certificateholders' Statement for the month of March 2002

                                                                   Series 2001-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

       Date of the Certificate                     April 10, 2002
       Monthly Period ending                       March 31, 2002
       Determination Date                          April 10, 2002
       Distribution Date                           April 15, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                           General
====================================================================================================================================
101  Amortization Period                                                                                 No          101
102  Early Amortization Period                                                                           No          102
103  Class A Investor Amount paid in full                                                                No          103
104  Class B Investor Amount paid in full                                                                No          104
105  Collateral Interest Amount paid in full                                                             No          105
106  Saks Incorporated is the Servicer                                                                   Yes         106

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                                                        Investor Amount
====================================================================================================================================

                                                                                                  as of the end of
                                                                  as of the end of the              the relevant
                                                                  prior Monthly Period             Monthly Period
                                                                  --------------------             --------------
107  Series 2001-2 Investor Amount                                   $ 434,250,000    107(a)       $ 450,000,000     107(b)
108  Class A Investor Amount                                         $ 333,000,000    108(a)       $ 333,000,000     108(b)
109  Class B Investor Amount                                         $  36,000,000    109(a)       $  36,000,000     109(b)
110  Class C Investor Amount                                         $  65,250,000    110(a)       $  65,250,000     110(b)
111  Class D Investor Amount                                         $  15,750,000    111(a)       $  15,750,000     111(b)

112  Series 2001-2 Adjusted Investor Amount                          $ 450,000,000    112(a)       $ 450,000,000     112(b)
113  Class A Adjusted Investor Amount                                $ 333,000,000    113(a)       $ 333,000,000     113(b)
114  Principal Account Balance with respect to Class A               $           -    114(a)       $           -     114(b)
115  Class B Adjusted Investor Amount                                $  36,000,000    115(a)       $  36,000,000     115(b)
116  Principal Account Balance with respect to Class B               $           -    116(a)       $           -     116(b)
117  Class C Adjusted Investor Amount                                $  65,250,000    117(a)       $  65,250,000     117(b)
118  Principal Account Balance with respect to Class C               $           -    118(a)       $           -     118(b)
119  Class D Investor Amount                                         $  15,750,000    119(a)       $  15,750,000     119(b)

                                                                                                 for the relevant
                                                                                                  Monthly Period
                                                                                                 ----------------
120  Series 2001-2 average Adjusted Investor Amount                                                $ 450,000,000     120
121  Class A average Adjusted Investor Amount                                                      $ 333,000,000     121
122  Class B average Adjusted Investor Amount                                                      $  36,000,000     122
123  Class C average Adjusted Investor Amount                                                      $  65,250,000     123
124  Class D average Investor Amount                                                               $  15,750,000     124

125  Class A Certificate Rate                                                                           2.14000%     125
126  Class B Certificate Rate                                                                           2.55000%     126
127  Class C Certificate Rate                                                                           3.40000%     127

                                                                                                  as of the end of
                                                                      for the relevant              the relevant
                                                                       Monthly Period              Monthly Period
                                                                      ----------------            ----------------

128  Series 2001-2 Investor Percentage with respect
     to Finance Charge Receivables                                         38.73%     128(a)            38.87%       128(b)
129  Class A                                                               28.66%     129(a)            28.76%       129(b)
130  Class B                                                                3.10%     130(a)             3.11%       130(b)
131  Class C                                                                5.62%     131(a)             5.64%       131(b)
132  Class D                                                                1.36%     132(a)             1.36%       132(b)

133  Series 2001-2 Investor Percentage with respect
     to Principal Receivables                                              38.73%     133(a)            38.87%       133(b)
134  Class A                                                               28.66%     134(a)            28.76%       134(b)
135  Class B                                                                3.10%     135(a)             3.11%       135(b)
136  Class C                                                                5.62%     136(a)             5.64%       136(b)
137  Class D                                                                1.36%     137(a)             1.36%       137(b)

138  Series 2001-2 Investor Percentage with respect
     to Allocable Amounts                                                  38.73%     138(a)            38.87%       138(b)
139  Class A                                                               28.66%     139(a)            28.76%       139(b)
140  Class B                                                                3.10%     140(a)             3.11%       140(b)
141  Class C                                                                5.62%     141(a)             5.64%       141(b)
142  Class D                                                                1.36%     142(a)             1.36%       142(b)

                                                                                                               Page 1 of 5


                                                                                                                       Series 2001-2

------------------------------------------------------------------------------------------------------------------------------------
                                                Series 2001-2 Investor Distributions
====================================================================================================================================

143  The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                                            $          -       143
144  Class A distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                                $          -       144
145  Class B distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                                $          -       145
146  Class C distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                                $          -       146
147  Class D distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                                $          -       147
147  Class A distribution attributable to interest per $1,000 of
     original principal amount                                                                              $       1.84       147
148  Class B distribution attributable to interest per $1,000
     of original principal amount                                                                           $       2.20       148
149  Class C distribution attributable to interest per $1,000
     of original principal amount                                                                           $       2.93       149
150  Class D distribution attributable to interest per $1,000
     of original principal amount                                                                           $          -       150
151  Monthly Servicing Fee for the next succeeding Distribution
     Date per $1,000 of original principal amount                                                           $       1.67       151

------------------------------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 2001-2
====================================================================================================================================

152  Series allocation of collections of Principal Receivables                                              $ 94,958,198       152
153  Class A                                                                                                $ 70,269,066       153
154  Class B                                                                                                $  7,596,656       154
155  Class C                                                                                                $ 13,768,939       155
156  Class D                                                                                                $  3,323,537       156

157  Series allocation of collections of Finance Charge Receivables                                         $  9,946,394       157
158  Class A                                                                                                $  7,360,332       158
159  Class B                                                                                                $    795,712       159
160  Class C                                                                                                $  1,442,227       160
161  Class D                                                                                                $    348,124       161

     Available Funds
     ---------------
162  Class A Available Funds                                                                                $  7,360,332       162
163  The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                                                $          -       163
164  Principal Investment Proceeds to be included in Class A Available
     Funds                                                                                                  $          -       164
165  The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                                      $          -       165

166  Class B Available Funds                                                                                $    795,712       166
167  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                                $          -       167
168  Principal Investment Proceeds to be included in Class B Available Funds                                $          -       168

169  Class C Available Funds                                                                                $  1,442,227       169
170  The amount to be withdrawn from the Reserve Account to be included in
     Collateral Interest Available Funds                                                                    $          -       170
171  Principal Investment Proceeds to be included in Collateral Interest
     Available Funds                                                                                        $          -       171

172  Class D Available Funds                                                                                $    348,124       172

------------------------------------------------------------------------------------------------------------------------------------
                                                     Application of Collections
====================================================================================================================================

     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid
     on a prior Distribution date                                                                           $    613,645       172
173  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                                $          -       173
174  Class A Allocable Amount                                                                               $  1,393,500       174
175  An amount to be included in the Excess Spread                                                          $  5,353,186       175

                                                                                                                         Page 2 of 5


                                                                                                                       Series 2001-2


         Class B
         -------
  176    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
         but not paid on a prior Distribution date                                                          $     79,050        176
  177    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class B Servicing fee for the related Distribution Date                                            $          -        177
  178    An amount to be included in the Excess Spread                                                      $    716,662        178

         Class C
         -------
  179    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class C Servicing fee for the related Distribution Date                                            $          -        179
  180    An amount to be included in the Excess Spread                                                      $  1,442,227        180

         Class D
         -------
  181    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class D Servicing fee for the related Distribution Date                                            $          -        181
  182    An amount to be included in the Excess Spread                                                      $    348,124        182

  181    Available Excess Spread                                                                            $  7,860,199        181
  182    Available Shared Excess Finance Charge Collections                                                 $          -        182
  183    Total Cash Flow available for Series 2001-2 waterfall                                              $  7,860,199        183

  184    Fund any Class A Required Amount                                                                   $          -        184
  185    Class A Investor Charge Offs which have not been previously reimbursed                             $          -        185
  186    Class B Required Amount to the extent attributable to line 176 and line 177                        $          -        186
  187    Class B Allocable Amount                                                                           $    150,649        187
  188    Excess of the Required Reserve Account Amount over the amount held in the
         Reserve Account                                                                                    $          -        188
  189    An amount equal to any unreimbursed reductions of the Class B Investor
         Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
         Principal Collections; (iii) reallocations of the Class B Investor Amount to
         the Class A Investor Amount                                                                        $          -        189
  190    Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
         Distribution date                                                                                  $    191,038        190
  191    Servicing Fee due for the relevant Monthly Period and not paid above plus
         any amounts previously due but not distributed to the Servicer                                     $    750,000        191
  192    Class C Allocable Amount                                                                           $    273,051        192
  193    Class D Allocable Amount                                                                           $     65,909        193
  194    Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii)
         reallocations of the Class C Investor Amount to the Class A or Class B
         Investor Amount                                                                                    $          -        194
         Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
  195    (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii)
         reallocations of the Class D Investor Amount to the Class A or Class B or Class
         C Investor Amount                                                                                  $          -        195
  196    Excess of the Required Spread Account Amount over the available Spread
         Account Amount                                                                                     $          -        196
  197    The aggregate of any other amounts, if any, then due to the Collateral Interest                    $          -        197
  198    Shared Excess Finance Charge Collections                                                           $  6,429,553        198

------------------------------------------------------------------------------------------------------------------------------------
                                                 Determination of Monthly Principal
====================================================================================================================================

  199    Available Principal Collections held in the Collection Account                                     $ 94,958,198        199
  200    Controlled Accumulation Amount for the Monthly Period                                              $          -        200
  201    Deficit Controlled Accumulation Amount                                                             $          -        201
  202    Principal Collections deposited for the Monthly Period                                             $          -        202

  203    Class A Monthly Principal                                                                          $          -        203

  204    Class B Monthly Principal (only after payout of Class A or the
         accumulation of the Class A Investor Amount)                                                       $          -        204
  205    Available Principal Collections held in the Collection Account less
         portion of such Collections applied to Class A Monthly Principal                                   $ 94,958,198        205
  206    Controlled Deposit Amount less Class A Monthly Principal                                           $          -        206

  207    Class C Monthly Principal (only after payout of Class A and Class B or
         the accumulation of the Class A and Class B Investor Amount)                                       $          -        207
  208    Available Principal Collections held in the Collection Account less
         portion of such Collections applied to Class A and Class B Monthly Principal                       $ 94,958,198        208
  209    Controlled Deposit Amount less Class A and Class B Monthly Principal                               $          -        209

                                                                                                                         Page 3 of 5


                                                                                                                       Series 2001-2


  210    Class D Monthly Principal (only after payout of Class A and Class B or
         accumulation of the Class A and Class B Investor Amount)                                           $           -    210
  211    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B, and CTO Monthly
         Principal                                                                                          $  94,958,198    211
  212    Controlled Deposit Amount less Class A, Class B, and Class C Monthly
         Principal                                                                                          $           -    212

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                                                  Reallocated Principal Collections
====================================================================================================================================


  213    Reallocated Principal Collections                                                                  $           -    213
  214    Class D Subordinated Principal Collections (to the extent needed to
         fund Required Amounts)                                                                             $           -    214
  215    Class C Subordinated Principal Collections (to the extent needed to
         fund Required Amounts)                                                                             $           -    215
  216    Class B Subordinated Principal Collections (to the extent needed to
         fund Required Amounts)                                                                             $           -    216

------------------------------------------------------------------------------------------------------------------------------------
                                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================

                                                                                     %                         Amount
                                                                                -----------                 ------------
  217    Series 2001-2 Default Amount                                              38.73%        217(a)     $   1,883,109    217(b)
  218    Class A Investor Default Amount                                           28.66%        218(a)     $   1,393,500    218(b)
  219    Class B Investor Default Amount                                            3.10%        219(a)     $     150,649    219(b)
  220    Class C Investor Default Amount                                            5.62%        220(a)     $     273,051    220(b)
  221    Class D Investor Default Amount                                            1.36%        221(a)     $      65,909    221(b)

  222    Series 2001-2 Adjustment Amount                                                                    $           -    222
  223    Class A Adjustment Amount                                                                          $           -    223
  224    Class B Adjustment Amount                                                                          $           -    224
  225    Class C Adjustment Amount                                                                          $           -    225
  226    Class D Adjustment Amount                                                                          $           -    226

  227    Series 2001-2 Allocable Amount                                                                     $   1,883,109    227
  228    Class A Allocable Amount                                                                           $   1,393,500    228
  229    Class B Allocable Amount                                                                           $     150,649    229
  230    Class C Allocable Amount                                                                           $     273,051    230
  231    Class D Allocable Amount                                                                           $      65,909    231

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                                                          Required Amounts
====================================================================================================================================

  231    Class A Required Amount                                                                            $           -    231
  232    Class A Monthly Interest for current Distribution Date                                             $     613,645    232
  233    Class A Monthly Interest previously due but not paid                                               $           -    233
  234    Class A Additional Interest for prior Monthly Period or previously due
         but not paid                                                                                       $           -    234
  235    Class A Allocable Amount for current Distribution Date                                             $   1,393,500    235
  236    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $           -    236

  237    Class B Required Amount                                                                            $           -    237
  238    Class B Monthly Interest for current Distribution Date                                             $      79,050    238
  239    Class B Monthly Interest previously due but not paid                                               $           -    239
  240    Class B Additional Interest for prior Monthly Period or previously due
         but not paid                                                                                       $           -    240
  241    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $           -    241
  242    Excess of Class B Allocable Amount over funds available to make
         payments                                                                                           $           -    242

  243    Class C Required Amount                                                                            $           -    243
  244    Class C Monthly Interest for current Distribution Date                                             $     191,038    244
  245    Class C Monthly Interest previously due but not paid                                               $           -    245
  246    Class C Additional Interest for prior Monthly Period or previously due
         but not paid                                                                                       $           -    246
  247    Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $           -    247
  248    Excess of Class C Allocable Amount over funds available to make
         payments                                                                                           $           -    248

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                                                    Reduction of Investor Amounts
====================================================================================================================================

         Class A
         -------
  249    Class A Investor Amount reduction                                                                  $           -    249
  250    Class A Investor Charge Off                                                                        $           -    250

         Class B
         -------
  251    Class B Investor Amount reduction                                                                  $           -    251
  252    Class B Investor Charge Off                                                                        $           -    252
  253    Reductions of the Class B Investor Amount due to Class A Allocable
         Amount                                                                                             $           -    253
  254    Reallocated Principal Collections applied to Class A                                               $           -    254

                                                                                                                         Page 4 of 5


                                                                                                                       Series 2001-2

         Class C
         -------
  255    Class C Investor Amount reduction                                                                 $         -       255
  256    Class C Investor Charge Off                                                                       $         -       256
  257    Reductions of the Class C Investor Amount due to Class A and Class B
         Allocable Amounts                                                                                 $         -       257
  258    Reallocated Principal Collections applied to Class A and Class B                                  $         -       258

         Class D
         -------
  259    Class D Investor Amount reduction                                                                 $         -       259
  260    Class D Investor Charge Off                                                                       $         -       260
  261    Reductions of the Class D Investor Amount due to Class A, Class B,
         or Class C Allocable Amounts                                                                      $         -       261
  262    Reallocated Principal Collections applied to Class A, Class B, and
         Class C                                                                                           $         -       262
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                                                            Servicing Fee
====================================================================================================================================

  263    Series 2001-2 Servicing Fee                                                                       $   750,000       263
  264    Class A Servicing Fee                                                                             $   555,000       264
  265    Class B Servicing Fee                                                                             $    60,000       265
  266    Class C Servicing Fee                                                                             $   108,750       266
  267    Class D Servicing Fee                                                                             $    26,250       267
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                                                           Spread Account
====================================================================================================================================

  268    Beginning balance of Spread Account                                                               $         -       268
  269    Required Spread Account Amount                                                                           0          269
  270    Required Spread Account Percentage                                                                       0.00%      270
  271    Deposits to the Spread Account pursuant to line 188                                               $         -       271
  272    Withdrawals from the Spread Account                                                               $         -       272
  273    Ending balance of Spread Account                                                                  $         -       273

  274    Excess Spread Percentage (including Shared Excess Finance Charge
         Collections)                                                                                            16.53%      274
  275    Average Excess Spread Percentage                                                                        14.63%      275
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                                                           Reserve Account
====================================================================================================================================

  276    Required Reserve Account Amount ( if applicable)                                                  $         -       276
  277    Reserve Account reinvestment rate (if applicable)                                                 $         -       277
  278    Reserve Account reinvestment earnings                                                             $         -       278
  279    Reserve Account balance                                                                           $         -       279

  280    Accumulation Period Length                                                                        12 months         280
------------------------------------------------------------------------------------------------------------------------------------
                                                            Excess Spread
====================================================================================================================================

  281    Portfolio Yield for Monthly Period (excluding Shared Excess Finance
         Charge Collections from other Series)                                                                   20.81%      281
  282    Base Rate for Monthly Period                                                                             4.28%      282
  283    Portfolio Yield minus Base Rate for such Monthly Period (Portfolio
         Adjusted Yield)                                                                                         16.53%      283
  284    Three month average of Portfolio Yield minus Base Rate                                                  14.63%      284

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2002.

         Saks Incorporated,
         as Servicer

         By /s/ Scott A. Honnold
            --------------------------------
         Name:  Scott A. Honnold
         Title: Vice President and Treasurer

                                                                                                                         Page 5 of 5
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